Exhibit 10
                         EXECUTIVE EMPLOYMENT AGREEMENT


     THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of the 12th day of November, 2002 (the "Effective Date"), by and between DOLLAR GENERAL CORPORATION, a Tennessee corporation (the "Company"), and DONALD S. SHAFFER ("Executive").

     WHEREAS, Executive presently serves as the President and Chief Operating Officer of the Company pursuant to that certain letter agreement, dated May 14, 2001, executed by each of Executive and Cal Turner, Jr. (the "Original Agreement");

     WHEREAS, the Company's Board of Directors (the "Board") is considering candidates (including Executive) for the position of Chief Executive Officer of the Company, and desires Executive to temporarily assume the responsibilities of Chief Executive Officer (such interim position hereinafter referred to as "Acting CEO"), in addition to Executive's responsibilities as President and Chief Operating Officer ("COO":), until such time as the Company has hired an individual to permanently fulfill the duties of Chief Executive Officer (such permanent position hereinafter referred to as "Permanent CEO");

     WHEREAS, the Company further desires to ensure Executive's continued employment for a reasonable Transition Period following the hiring of a Permanent CEO other than Executive;

     WHEREAS, Executive is willing to serve as Acting CEO and, if he is not retained as Permanent CEO, during a reasonable Transition Period thereafter, to continue to serve as President and COO of the Company; and

     WHEREAS, the Parties hereto contemplate that Executive may remain employed by the Company after the Term hereof (as defined below), but that any such continued employment will not be governed by this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and Executive (collectively, the "Parties") agree as follows:

1. Term.
   -----

     The term of Executive's employment under this Agreement (the "Term") shall be the period commencing on the Effective Date and ending at the end of the Post-Transition Period (as defined in Section 8(d) below).

2. Employment. Executive agrees to be employed by Company upon the terms and
   -----------
subject to the conditions set forth in this Agreement.

          (a) Employment as Acting CEO.  Throughout the period  beginning on the
              -------------------------
     Effective Date and ending on the date thereafter that the Company employs a Permanent CEO (the "Interim Period"), Executive shall serve as Acting CEO of the Company.

          The Parties hereby acknowledge and agree that the Interim Period is not expected to exceed (and may be substantially less than) six months; provided, however, that Executive hereby covenants to and agrees with the
     ------------------
     Company that Executive shall continue to serve as Acting CEO for such longer period of time as the Company shall reasonably require, not to exceed one year.

          (b) Employment as President, Chief Operating Officer and Otherwise;
              ---------------------------------------------------------------
     Transition Period. Throughout the Interim Period and, thereafter, for the
     ------------------
     Transition Period (as defined below), Executive shall continue to serve as President and Chief Operating Officer of the Company.

          Notwithstanding any other provision of this Agreement to the contrary, Executive hereby agrees with and covenants to the Company that Executive shall continue to serve the Company as President and COO for the 180-day period following the Interim Period (if the Company hires a Permanent CEO other than Executive), or such shorter period of time as the Board shall determine is necessary or appropriate for the best interests of the Company and for a smooth transition to the Permanent CEO (the "Transition Period"). In any event, the Board shall give Executive written notice of the expiration of the Transition Period if it is to be less than 180 days. The Transition Period shall, in no event, exceed 180 days from the end of the Interim Period.

          (c) Performance of Duties. In his capacity as Acting CEO, Executive
              ----------------------
     shall (i) be responsible for the general management of the operations of the Company, (ii) faithfully and diligently perform such duties required of a CEO and customarily performed by a person acting in the capacity of CEO and those that may be designated by the Board consistent with that title and position, and (iii) report directly to the Board or to a Committee designated by the Board.

          In his capacities as President and COO, Executive (i) shall faithfully and diligently perform such duties customarily performed by a person acting in such respective capacities and those that may be designated by the Board or, when employed, by the Permanent CEO, consistent with such respective titles and positions, and (ii) shall report directly to the Permanent CEO.

          Executive shall devote his full working time, attention, skills, and best efforts to advance the Company's business and affairs and perform his duties under this Agreement. Executive may, however, engage in civic, charitable, and professional or trade activities so long as those activities do not interfere with the performance of his duties under this Agreement.

          (d) Place of Performance. During the Term, Executive shall be based in
              ---------------------
     Nashville, Tennessee, or at such other location within a 30-mile radius of Nashville,

     Tennessee. Company shall not request or require Executive to relocate his principal place of employment outside of a 30-mile radius of Nashville, Tennessee.

3. Termination  of  Prior  Employment  Arrangement. By  the  execution  of  this
   ------------------------------------------------
Agreement, Executive and the Company hereby acknowledge and agree that the employment arrangement heretofore existing between Executive and the Company, as evidenced by the Original Agreement or otherwise, shall end and shall be replaced and superseded in all respects by the terms of this Agreement, such that the Original Agreement (or any other document or arrangement regarding the Parties' employment arrangement prior to the execution and delivery of this Agreement) shall be deemed terminated and of no further force or effect (including, without limitation, the termination of any severance pay or other post-termination rights contemplated therein).

4. Compensation.
   -------------

          (a) Base Salary. Company agrees to pay to Executive a base salary of
              ------------
     no less than an annual rate of $625,000 ("Base Salary"), payable in twice monthly installments consistent with the Company's payroll practices. During the Interim Period, Executive shall receive an additional $8334 a month in Base Salary.

          (b) Performance Bonus. Executive shall continue to participate in the
              ------------------
     Management Incentive TEAMSHARE bonus program upon the same terms and conditions of his participation in such program immediately prior to the Effective Date, subject in any event to any changes to such program that may from time to time be lawfully effected by the Board.

          (c) Participation in Welfare, Savings and Retirement Plans. Executive
              -------------------------------------------------------
     shall be entitled to participate in the Company's 401K Retirement and Savings Plan, Supplemental Executive Retirement Plan, Compensation Deferral Program, and any other employee benefit plans and arrangements offered generally to active senior executives of the Company as of the Execution
     Date, as well as any other health and insurance, disability, and other welfare benefit plans, or savings, deferred compensation, retirement or pension, or death benefit plans or arrangements provided or available generally to active senior executives of the Company in effect from time to time during the Term. To the extent not offered generally to active senior executives of the Company, Executive shall be entitled to participate in any other insurance benefits to which he was entitled immediately prior to the Effective Date pursuant to his employment as President and COO (collectively, the "Benefit Plans").

          Executive's participation in any or all of the Benefit Plans, however, shall be subject to the terms and conditions of the Benefit Plans as they may hereafter be amended or restated (or discontinued) by the Company, including Executive's satisfaction of all applicable eligibility requirements and vesting provisions of the Benefit Plans. The Company shall not have any obligation under this Agreement to continue any or all of the Benefit Plans. Executive hereby acknowledges receipt of written plan materials distributed to participants or prospective participants in the currently effective Benefit Plans.

          (d) Stock Options. Executive shall be entitled to participate in any
              --------------
     stock option, performance share, phantom stock, or similar long-term stock-based incentive plan provided or available generally to active senior executives of the Company in effect from time to time during the Term, each as amended from time to time. The extent to which Executive shall participate in those option plans or any such other plan shall be determined by the Board or any committee thereof authorized to make such determinations on behalf of the Board.

          (e) Withholding. All compensation payable to Employee pursuant to this
          --- ------------
     Agreement shall be subject to, and Company shall deduct and withhold, all applicable federal, state and local withholding, employment, social security and other similar taxes.

5. Reimbursement  of  Business and Other Expenses. Executive  is  authorized  to
   -----------------------------------------------
incur reasonable travel and business expenses that are consistent with his position and incurred in carrying out his duties and responsibilities under this Agreement, and Company shall promptly reimburse him for all such travel and business expenses incurred in connection with carrying out the business of the Company, subject to reasonable documentation in accordance with the policies of Company.

6. Perquisites. During the Term, Executive shall be entitled to participate in
   ------------

all of Company's executive fringe benefits to the same extent of Executive's participation in such benefit arrangements immediately prior to the Effective Date, in each case in accordance with the terms and conditions of such arrangements as are in effect from time to time. Executive is also entitled to reimbursement from Company for, or Company's payment of, all reasonable attorneys' and other professional fees and expenses incurred by or on behalf of Executive relating in any manner to the negotiation and preparation of this Agreement, including (without limitation) the conditions to Executive's employment relationship with Company under this Agreement. The benefits described in this Section 6 shall be referred to, collectively, as the
                     ----------
"Perquisites."

7. Vacation. Executive shall be entitled to two weeks' paid vacation each
   ---------
calendar year. Company shall pay Executive any earned and unused vacation upon the termination of Executive's employment.

8. Termination of Employment. The following paragraphs describe circumstances
   ---------------------------------------------------------------------------
under which Executive's employment may terminate. The final day of his
----------------------------------------------------------------------
employment under any circumstance shall be the "Employment Termination Date."
-----------------------------------------------------------------------------

          (a) Death.  Executive's  employment shall terminate,  without the need
              ------
     for any action by the Company, upon Executive's death.

          (b) Disability. If a Disability (as defined below) of Executive occurs
              -----------
     during the Term, the Company may notify Executive of the Company's intention to terminate Executive's employment under this Agreement for Disability. In that event, the Executive's employment shall terminate effective on the date such notice of termination is given to Executive (the "Disability Effective Date"). In this Agreement "Disability" means:

               (i)  a  long-term   disability,   as  defined  in  the  Company's
          applicable Benefit Plan as then in effect; or

               (ii) Executive's inability reasonably to perform his duties under this Agreement because of any medically determinable physical or mental impairment that (x) can reasonably be expected to result in death or (y) has lasted or can reasonably be expected to last for at least 30 consecutive days. In this circumstance, the existence of a Disability shall be determined by the Board or the Permanent CEO, in its or his sole and absolute discretion, upon receipt of competent medical advice from a qualified physician selected by or acceptable to the Board or the Permanent CEO. In this circumstance, Executive shall, if there is any question about his Disability, submit to a physical examination by a qualified physician selected by the Board or the Permanent CEO.

          (c) Termination by the Company.
              ---------------------------

               (i) Termination for Cause. The Company may terminate Executive's
                   ----------------------
          employment under this Agreement for Cause (as defined below) as follows:

                    (A) Cause  Defined.  "Cause"  means any of: (1)  Executive's
                        ---------------
               failure to perform his duties under this Agreement or in accordance with the Company's employment policies and procedures, as reasonably determined by the Board in good faith, other than any such failure resulting from a Disability, (2) any willful act or omission by Executive that, in the good-faith judgment of the Board, has had or is likely to have a material adverse impact on the Company's business interests or reputation, (3) Executive is convicted of, or pleads nolo contendere to, any allegation of, fraud, embezzlement, theft, or other criminal conduct (excluding a traffic violation) that, in the good-faith judgment of the Board, has had or is likely to have a material adverse impact on Executive's ability to perform his executive responsibilities, or
               (4) a breach of any of  Executive's  covenants in Sections 11 and
                                                                 ---------------
               12 (collectively, the "Restrictive Covenants").
               --

                    (B)  Required  Notice.  A  termination  for  Cause  shall be
                         -----------------
               effective only if the Chairman of the Board or, at the Board's instruction, the Permanent CEO, has given Executive written notice of the Board's intention to terminate for Cause, describing Executive's acts or omissions that are believed to constitute Cause. Termination for Cause shall be effective immediately upon delivery of notice of termination to Executive, or such later time as may be stated in such notice.

               (ii) Without Cause. The Company may terminate Executive's
                    --------------
          employment with the Company, at any time for any (or no) reason, prior to expiration of the Term of this Agreement, upon at least 30 days' written notice to Executive. Such termination shall be effective upon the expiration of the notice period specified in the notice of termination.

          (d) Post-Transition Resignation. At any time during the 90-day period
              ----------------------------
     beginning upon the expiration of the Transition Period (the "Post-Transition Period"), the end of such Post-Transition Period likewise constituting the expiration of the Term of this Agreement, Executive may terminate his employment, for any (or no) reason, upon written notice to the Permanent CEO (a "Post-Transition Resignation"). In such event, Executive shall be entitled to the payments and benefits set out in Section 9(b) below. For the avoidance of doubt, if this Agreement has not otherwise terminated, the Parties may agree during the Transition Period or Post-Transition Period that Executive's employment with the Company will continue after expiration of the Term under terms and conditions mutually agreed.

          (e) Executive May Not Voluntarily Terminate Employment Prior to
              -----------------------------------------------------------
     Expiration of Transition Period. In light of his importance to the Company
     --------------------------------
     during each of the Interim Period and the Transition Period, Executive is not entitled to voluntarily terminate his employment with Company at any time before the expiration of the Transition Period (as such period shall be determined by the Board or in accordance with the terms of Section 2(b)
                                                                    ------------
     above). If Executive does voluntarily resign his employment prior to expiration of the Transition Period (an "Improper Resignation"), he shall not be entitled to any of the benefits or payments set out in Section 9(b) below.

          (f) Hiring of Executive to Permanent CEO Position. In the event that
              ----------------------------------------------
     the Board shall, in good faith, offer Executive the Permanent CEO position, the Parties agree that, upon Executive either accepting or declining the offer, this Agreement shall be deemed terminated and of no further force or effect. If Executive declines a good faith, bona fide offer, he shall not be entitled to the payments and benefits described in Section 9(b) below.


9. Rights and Obligations upon Termination of Employment.
   ------------------------------------------------------

          (a) Termination for Cause, Death, Disability, Improper Resignation,
              ---------------------------------------------------------------
     Executive's decline of Offer to Become Permanent CEO or Upon Expiration of
     --------------------------------------------------------------------------
     Term. If Executive's employment under this Agreement is terminated for
     -----
     cause, death, disability, Improper Resignation, his refusal of a good faith offer to become Permanent CEO, or at the expiration of the Term, he shall be entitled to (i) any amounts payable to Executive under the terms of any of the applicable Benefit Plans in effect on the Employment Termination Date; (ii) any amounts due but not yet paid to Executive by the Company and
     (iii) any other benefits or payments to which he is entitled as a matter of law. He shall not be entitled to any of the additional benefits set out in
     Section 9(b) below.

          (b) Termination without Cause; Resignation during Post-Transition
              -------------------------------------------------------------
     Period. If Executive's employment is terminated (x) by the Company without
     -------
     Cause prior to the expiration of the Term (it being understood by the Parties that termination by expiration shall not constitute termination without Cause) or (y) as the result of Executive's resignation during the Post-Transition Period, then Executive shall be entitled to the following:

               (i) Continuation of Executive's Base Salary as of the date immediately preceding the Employment Termination Date for twenty-four consecutive months following the termination, payable in accordance with the Company's normal payroll times and procedures; and


               (ii) Executive shall be entitled to participate, at his election, in the Company's Retiree Medical Plan. For the twenty-four month period after the Employment Termination Date, he may do so at the same cost to him as he paid for health care insurance coverage under the Company's medical insurance plan immediately prior to the Employment Termination Date and the Company shall reimburse him for the difference in premium (grossed up for taxes), if any. Thereafter, he may continue his participation in the Retiree Medical Plan at his own cost; and


               (iii)  For the  Dental,  Vision,  Disability  and Life  Insurance
          Benefit Plans, if Executive elects and maintains (A) continued coverage under the Consolidated Omnibus Benefits Reconciliation Act of 1985 and corresponding regulations ("COBRA"), (B) continuation coverage under any similar provision of any state insurance law (in either event, a "Continued Coverage Plan") and/or (C) conversion or porting of the policy, then for up to a maximum of twenty-four months after the Employment Termination Date, reimbursement to Executive of the difference between (x) the premiums paid or payable by Executive for coverage under the applicable Continued Coverage Plan or converted/ported plan for himself and his dependents (if any) and (y) the premiums that Executive would have paid for comparable coverage under the applicable Benefit Plan if Executive's employment under this Agreement had not ceased (in either case, such payment shall be grossed up for taxes); except that these payments shall expire or
                                  ------
          terminate immediately upon Executive's becoming eligible for similar coverage under another employer's benefits plan or policy; and


               (iv) For the twenty-four month period following the Employment Termination Date, continuation of those Perquisites described in
          Section 6 above, as long as they are offered to senior executives of the Company, except that these Perquisites shall expire or terminate immediately upon Executive's becoming eligible for similar Perquisites at another employer; and

               (v) If TeamShare Bonus payments are made to participants for Fiscal Year 2002, Executive shall be entitled to participate in the TeamShare Bonus program for that year based on his base salary at the Fiscal Year end or, if earlier, his Employment Termination Date. To the extent TeamShare Bonuses are paid by the Company to participants for the two fiscal years (post 2002) during which the twenty-four month salary continuation period referenced in 9(b)(i) above falls, Executive shall be entitled to receive payment(s) from the Company equal to the bonus payment he would have received under TeamShare for that year had he still been employed at the time of the bonus payment; provided, however, that, if there is no TeamShare Bonus payment made to participants for either of those two fiscal years, then Company shall pay Executive the equivalent of a "Level 1" Bonus Payment as defined in the TeamShare Bonus Plan for each such fiscal year based on his base salary at the Employment Termination Date; and

               (vi) In the event that Executive (or, in the event of Executive's death, Executive's dependents) shall move his residence more than 100 miles from Nashville, Tennessee within 18 months after the Employment Termination Date, (A) reimbursement of closing costs related to any new home purchase, up to a maximum amount equal to two percent (2%) of the purchase price of such new home, and (B) reimbursement of documented expenses reasonably related to such change of residence, up to a maximum amount of $55,000 (excluding the amount of closing costs reimbursed pursuant to the immediately preceding clause (A)); or, in the alternative, at the discretion of Executive, the Company will purchase Executive's primary residence in Nashville at a price agreed upon by the parties. If the parties cannot agree on a price, the Company shall pay for three independent appraisals (one by a certified appraiser selected by Company; one by a certified appraiser selected by Executive; and one by a certified appraiser agreed to by both parties). The purchase price paid by the Company shall be the average of the three appraisals.

     Any payments or reimbursements under this Section 9(b) shall not be deemed
                                               -----------
the continuation of Executive's employment for any purpose. The Company's obligations under this Section 9(b) will not negate or reduce (A) any obligation
                       -----------
that the Company may have to Executive under COBRA, (B) any amounts due but not yet paid to Executive by the Company, or (C) any amounts payable to Executive, or any other rights that Executive may have, under the terms of any of the applicable Benefit Plans in effect on the Employment Termination Date; except
                                                                          ------
that any disability payments to Executive,  or any death benefits to Executive's
----
estate, heirs, or legatees, under any of the applicable Benefit Plans shall be credited to and offset against the amounts payable under this Section 9(b).
                                                                  --------------
Further, the Company may, at any time and in its sole discretion, make a lump-sum payment of all amounts, or all remaining amounts, due to Executive under Section 9(b)(i).
      ----------------

          (c) General Release; Compliance with Restrictive Covenants. The
              -------------------------------------------------------
     payment or provision of any amounts or benefits under this Section 9(b)
                                                                ------------
     shall be conditioned upon both (i) the Company's receipt of an irrevocable Settlement Agreement, General Release, and Covenant Not to Sue, in substantially the form of Addendum A attached to this Agreement (the
                               ----------
     "Release"), that is executed and performed by Executive (or in the case of Executive's death, his estate, heirs, or legatees), (ii) Executive's compliance with the terms of the Release and with the Restrictive Covenants during the applicable time periods set forth therein. The Company may discontinue or reduce the amounts or benefits under this Section 9(b) if
                                                              ------------
     the Company reasonably believes, or establishes by any legal or injunctive proceeding permitted by the terms of this Agreement, that there is or has been any violation by Executive of the Release or any of the Restrictive Covenants. Any such discontinuance or reduction shall not preclude the Company from seeking any legal or injunctive relief permitted by the terms of this Agreement.

     (d) No  Obligation  to Mitigate;  Discontinuance  of Severance  Benefits in
     ---------------------------------------------------------------------------
     Certain Circumstances.
     ----------------------

               (i) Executive shall not be obligated to seek or secure new employment or to become self-employed after the Employment Termination Date. To the extent Executive secures full time employment during the 24 month period after the Employment Termination Date, (x) his entitlement to any of the Benefits or Perquisites set forth in sections 9(b)(iii) and (iv) above shall be offset as described therein, and (y) his entitlement to any additional bonus payments under Section 9(b)(v) shall cease. Other than as provided in Section 9(d)(ii) below, Executive shall retain those salary continuation benefits described in Section 9(b)(i) above.

               (ii) Notwithstanding the foregoing clause (i), each of the severance benefits described in Section 9(b) above shall terminate
                                            -------------
          immediately upon Executive's association or affiliation with, employment by, or taking of any financial interest in (whether directly or indirectly, as principal, agent, manager, employee, partner, shareholder, director, officer, consultant or otherwise) any discount retailer, including, without limitation but solely for purposes of example, WalMart Stores, Family Dollar Stores, Fred's, The 99 Cents Store or Dollar Tree Stores; provided, however, that Executive's ownership of less than five percent (5%) of any class of publicly traded securities of an entity shall not constitute a breach of this Section 9(d).
                  -------------

     (e) Tax Limitation on Severance Benefits.  Notwithstanding anything in this
         -------------------------------------
     Agreement or elsewhere to the contrary, if any payment or benefit received, to be received, or deemed received (under applicable tax law) by Executive under this Agreement or under any other agreement, plan, practice, or policy of the Company would (i) constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar or successor provision to Section 280G, and
     (ii) but for this  Section  9(e),  be subject to the excise tax  imposed by
                        -------------
     Section 4999 of the Code, then such payment or benefit shall be reduced to the largest amount which would result in no portion of such payment or benefit being subject to the excise tax imposed by Section 4999 of the Code.

10. [Intentionally Deleted]
    -----------------------

11. Confidential Information. Executive acknowledges that, as a result of his
    -------------------------
relationship with the Company, he has and will continue to have access to the trade secrets and confidential information and proprietary know-how of the Company (which in the Restrictive Covenants includes the Company's subsidiaries and affiliates) or its customers or clients that is confidential, proprietary, or a trade secret ("Confidential Information"). At all times, both during and after the Term, Executive shall keep and retain in confidence and not disclose to any other person, except as required in the course of his employment with the Company, or use for his personal benefit or the benefit of any other person, any Confidential Information.


          (a) Examples of  Confidential  Information.  Confidential  Information
              ---------------------------------------
     includes

    (i)  the  Company's  standard  operating  procedures,   processes,  pricing
     practices,   formula,
     know-how, or scientific, technical, or product information, whether or not patentable or otherwise protectable, which is of value to the Company and not generally known by the Company's competitors, (ii) all confidential information obtained from other persons, vendors, and service providers concerning their products, pricing, business arrangements with the Company, businesses, or equipment specifications, (iii) confidential business information of the Company, including marketing and business plans, strategies, projections, business opportunities, vendor information, identities, or contact information, sales and costs information, internal financial statements or reports, profit, loss, or margin information, and customer or client price information, and (iv) other information designated by the Company or deemed by law to be confidential information.

          (b) Confidentiality Policies; Return of Property. During the Term
              ---------------------------------------------
     Executive shall comply with all employee policies and procedures established by the Company to protect Confidential Information. At the Employment Termination Date, and otherwise at the Company's request, Executive shall promptly return to the Company all Confidential Information and other property of the Company (tangible and intangible) then in Executive's possession or control.

12. Noncompete - Executive agrees that, during the Term and for twenty four
    ----------
months following the Employment Termination Date, he will not, directly or indirectly, compete with the Company by providing to any company that operates in states in which Dollar General operates at the Employment Termination Date and that is a discount retailer, including, without limitation but solely for purposes of example, WalMart Stores, Inc., Family Dollar Stores, Fred's, The 99 Cents Store or Dollar Tree Stores, services substantially similar to the services provided by Executive during his last two years of employment with Company. Executive shall not be obligated to abide by the foregoing covenant if the Company defaults in the payment of any severance compensation or benefits.

13. Nonsolicitation. In consideration of the mutual promises in this Agreement,
    ----------------
the sufficiency of which is acknowledged by the Parties, Executive agrees that, during the Term and for 24 consecutive months after the Employment Termination Date, Executive will not, directly or indirectly, as principal, agent, manager, employee, partner, shareholder, director, officer, consultant, or otherwise hire or employ any current or former (defined as employed by the Company within the 90 days preceding the Employment Termination Date) employee of the Company or any of the Company's subsidiaries or affiliates that are known by Executive to be such, or use or disclose to any person, partnership, association, corporation or other entity any information obtained while employed by the Company concerning the names, addresses, salaries, or performance evaluations of employees of the Company, or any of its subsidiaries or affiliates. The Parties intend the above restrictions on competition to be completely severable and independent, and any invalidity or unenforceability of any one or more such restrictions shall not render invalid or unenforceable any one or more of the other restrictions.

14. Reformation; Severability; Injunctive Relief.
    ---------------------------------------------

          (a) Reformation. The Parties intend all provisions of the Restrictive
              ------------
     Covenants to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Restrictive Covenants is too broad to be enforced as written, based on their duration, scope of activities, or otherwise, the Parties intend that the court reform the provision to such narrower scope as it determines to be reasonable and enforceable. The Parties agree that each of the agreements set forth in the Restrictive Covenants constitutes a separate agreement independently supported by good and adequate consideration, shall be severable from the other provisions of this Agreement, and (with this Section 13) shall survive the expiration or
                                     ----------
     termination of this Agreement or Executive's employment under this Agreement. Executive agrees that the Company shall be entitled to enforce any and all of Executive's covenants contained in the Restrictive Covenants, regardless of the existence of any claim or cause of action of Executive against the Company, whether predicated on this Agreement or otherwise, and such claim or cause of action shall not constitute a defense to the enforcement by the Company of any of the Restrictive Covenants.

          (b) Severability. If any provision of this Agreement is held to be
              -------------
     illegal, invalid, or unenforceable under present or future laws, (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision never constituted a part of this Agreement, and (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added as part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

          (c) Injunctive Relief. Executive acknowledges the difficulty in
              ------------------
     forecasting  damages  arising  from the  breach  of any of the  Restrictive
     Covenants and that the Company may be irreparably harmed thereby. Therefore, Executive agrees that the Company shall be entitled to elect to enforce each of the Restrictive Covenants by means of injunctive relief or an order of specific performance and that such remedy shall be available in addition to all other remedies available at law or in equity to the Company, including the recovery of damages from Executive's agents or affiliates involved in such breach.

15. Disputes. Any dispute or question arising out of or relating to this
    ---------
Agreement, that cannot otherwise be resolved, shall be resolved by proceedings before any court of proper jurisdiction in accordance with this Agreement.


16. Successors and Assigns; Survival of Rights and Obligations.
    -----------------------------------------------------------

          (a) Binding Agreement; Executive's Personal Agreement. This Agreement
              --------------------------------------------------
     shall be binding upon and inure to the benefit of Executive and his heirs and legal representatives and the Company and its successors and assigns. Executive's rights and obligations under this Agreement are personal and may not be assigned or transferred in whole or in part by Executive (except that his rights may be transferred upon his death by will, trust, or the laws of intestacy).

          (b) The Company's Successor. The Company will require any successor to
              ------------------------
     all or substantially all of the business and assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; except that no such assumption and agreement will be required if the successor is bound by operation of law to perform this Agreement. In this Agreement, the term "Company" shall include any successor to the Company's business and assets that assumes and agrees to perform this Agreement (either by agreement or by operation of law).

          (c) Survival.  The  respective  rights and  obligations of the Parties
              ---------
     under this  Agreement  (including  Sections 8 through 14) shall survive the
                                        ---------------------
     expiration or termination of the Term to the extent necessary to give full effect to those rights and obligations.

17. Additional Obligations. During and after the Term, Executive shall, upon
    -----------------------
reasonable notice from the Company, furnish the Company with such information as may be in Executive's possession, and cooperate with the Company as may reasonably be requested by the Company, in connection with any legal or governmental proceedings in which the Company or any of its affiliates is or may become a party. During his employment hereunder, the reimbursement of Executive's expenses shall be governed by Section 5; after termination of his
                                            ----------
employment, the Company shall reimburse Executive for his reasonable expenses in fulfilling his obligations under this Section 16.
                                      -----------

18. Miscellaneous.
    --------------

          (a) Notices. Any notice, consent, demand, request, approval, or other
              --------
     communication to be given under this Agreement by one Party to the other ("Notice") must be in writing and must be either (i) personally delivered,
     (ii) mailed by registered or certified mail, postage prepaid with return receipt requested, (iii) delivered by same-day or overnight courier service, or (iv) delivered by facsimile transmission, in any event to the address or number set forth below or to such other address or number as may be designated by either or both of the Parties from time to time in accordance with this Section 17(a):
                          -------------


                     If to the Company:    Dollar General Corporation
                                           Attn:  General Counsel's Office
                                           100 Mission Ridge
                                           Goodlettsville, Tennessee 37072-2171
                                           Facsimile: 615/855-5180

                     If to Executive:      At the address beneath Executive's
                                           signature hereto.

     Notices delivered personally or by courier service shall be deemed given and received as of actual receipt. Notices mailed as described above shall be deemed given and received three business days after mailing or upon actual receipt, whichever is earlier. Notices delivered by facsimile transmission shall be deemed given and received upon receipt by the sender of the transmission confirmation. If Executive's Notice information changes, he will immediately notify Company.

     (b) Entire  Agreement.  This  Agreement,  including the Addenda  (which are
         ------------------
integral parts of this Agreement), supersedes any and all other agreements and understandings of any kind, either oral or written, between the Parties with respect to the subject matter of this Agreement and contains all of the covenants and agreements between the Parties with respect to the subject matter of this Agreement.

     (c) Modification. Except as stated in the next sentence, no change or
         -------------
modification of this Agreement shall be valid or binding upon the Parties, nor shall any waiver of any term or condition be so binding, unless the change or modification or waiver is in writing and signed by the Parties.

     (d) GOVERNING LAW;  CONSENT TO FORUM.  THIS AGREEMENT HAS BEEN  NEGOTIATED,
         ---------------------------------
EXECUTED, AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE IN DAVIDSON COUNTY, TENNESSEE. THIS AGREEMENT SHALL BE GOVERNED BY, ENFORCED UNDER, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE. AS PART OF THE CONSIDERATION FOR THIS AGREEMENT, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF EXECUTIVE, EXECUTIVE HEREBY CONSENTS AND AGREES THAT THE COURTS IN DAVIDSON COUNTY, TENNESSEE, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY JUDICIAL DISPUTES BETWEEN THE PARTIES OR OTHER MATTERS EXPRESSLY PERMITTED BY THIS AGREEMENT TO BE LITIGATED IN A COURT. EXECUTIVE EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT AND HEREBY WAIVES ANY OBJECTION WHICH EXECUTIVE MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS.
      ---------------

     (e) Counterparts. This Agreement may be executed in counterparts, each of
         -------------
which constitutes an original, but all of which constitute one document.

     (f) Gender. Whenever the context requires, words in this Agreement denoting
         -------
gender shall include the masculine, feminine, and neuter.

     (g) Estate. If Executive dies during his employment hereunder, any amounts
         -------
due him from the Company under this Agreement as of the date of his death shall be paid to his estate, heirs, or legatees.

     (h) Waiver of Breach. Any waiver by a Party of a breach of any provision of
         -----------------
this Agreement by the other Party shall not operate or be construed as a waiver of any other or any subsequent breach.

     (i) Certain Defined Terms. As used in this Agreement, (i) "person" means an
         ----------------------
individual or any corporation, partnership, trust, unincorporated association, or other legal entity, whether acting in an individual, fiduciary, or other capacity, and any government, court, or other governmental agency, (ii) "include" and "including" shall not denote or signify any limitation, (iii) "business day" means any Monday through Friday other than any such weekday on which the executive offices of the Company are closed, and (iv) "Section" is a reference to a Section in this Agreement, unless otherwise stated, and (v) "affiliate" of a person means any other person controlling, controlled by, or under common control with that first person (and for this purpose, "control" and correlative terms mean the power to direct the management of the business and affairs of a person). In addition, the use herein of "annual" or "monthly" (or similar terms) to indicate a measurement period shall not itself be deemed to grant rights to Executive for employment or compensation for such period.

     (j) Captions and Section Headings. Captions and Section or subsection
         ------------------------------
headings used herein are for convenience only and are not a part of this Agreement and shall not be used in any construction of this Agreement.


                            (Signature Page Follows)

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


The Company:                       DOLLAR GENERAL CORPORATION
-----------

                                   By:        /s/ Susan S. Lanigan
                                              -------------------------------
                                   Name:      Susan S. Lanigan
                                   Title:     Vice President, General Counsel
                                              and Secretary


Executive:                         DONALD S. SHAFFER
---------

                                   /s/ Donald S. Shaffer
                                   ------------------------------------------
                                   Address:   515 Westview Avenue
                                              Nashville, Tennessee 36205

                                   Facsimile: 615/463-7956





EXECUTIVE EMPLOYMENT AGREEMENT - Signature Page
DALLAS 1197233v6

                                   ADDENDUM A
                                   ----------
         Settlement Agreement, General Release, and Covenant Not to Sue
         --------------------------------------------------------------
                                 [See attached]

                              SETTLEMENT AGREEMENT,
                    GENERAL RELEASE, AND COVENANT NOT TO SUE


     This Settlement Agreement, General Release, and Covenant Not to Sue ("Agreement") is made and entered into as of the _______ day of ____________,
-------------
200___,  by and  between  Donald S.  Shaffer  ("Executive")  and Dollar  General
                                              -------------
Corporation,  a  Tennessee  corporation  (the  "Company"),  both  of  which  are
                                               ---------
hereinafter collectively referred to as the "parties."
                                             --------

                                    Recitals
                                    --------

     WHEREAS,  Executive  was employed as the Company's  Acting Chief  Executive
Officer, President and Chief Operating Officer pursuant to the terms and conditions of that certain Executive Employment Agreement, dated as of November __, 2002 (the "Employment Agreement"), by and between Executive and the Company;
              ----------------------

     WHEREAS, Executive's employment under the Employment Agreement shall terminate or has terminated effective ___________, 200___ (the "Termination
Date"); and                                                         ------------
-----

     WHEREAS, the parties desire to settle fully and finally, in the manner set forth herein, all differences between them which have arisen, or which may arise, prior to, or at the time of, the execution of this Agreement, including, but in no way limited to, any and all claims and controversies arising out of the Employment Agreement, the employment relationship between Executive and the Company, and the cessation or termination thereof;


                                    Agreement
                                    ---------

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises, covenants and agreements set forth herein, the parties covenant and agree as follows:

     1. Executive, for himself and on behalf of his attorneys, heirs, legatees, assigns, successors, executors, and administrators, IRREVOCABLY AND
UNCONDITIONALLY RELEASES, ACQUITS, AND FOREVER DISCHARGES the Company, its current and former parent, subsidiary, affiliated, and related corporations, firms, associations, partnerships, limited liability companies, and other entities, their successors and assigns, and the current and former owners, members, shareholders, managers, directors, officers, partners, employees, agents, attorneys, representatives, and insurers of said corporations, firms, associations, partnerships, limited liability companies, and other entities, and their guardians, successors, assigns, heirs, executors, and administrators (hereinafter collectively referred to as the "Releasees"), from any and all
                                                 -----------
claims, complaints, grievances, liabilities, obligations, promises, agreements, damages, causes of action, rights, debts, demands, controversies, costs, losses, damages, and expenses (including, without limitation, attorneys' fees and expenses) whatsoever (collectively, "Claims") under any municipal, local, state, or federal law, common or statutory -- including, but in no way limited to, Claims under the Age Discrimination in Employment Act of 1967, 29 U.S.C. ss. 621, et seq. -- for any actions or omissions whatsoever, whether known or
     -- ----
unknown, that are
connected with or related to the Employment Agreement, the employment of Executive by the Company, or the cessation or termination thereof, which existed or may have existed prior to, or contemporaneously with, the execution of this Agreement. Executive does not, however, release, acquit, or discharge the Releasees from any Claim arising out of any nonperformance or failure to perform by the Company of any of its obligations under this Agreement or any Claim not connected with or related to the Employment Agreement, the employment of Executive by the Company, or the cessation or termination thereof.

     2. Executive, for himself and on behalf of his attorneys, heirs, legatees, assigns, successors, executors, and administrators, COVENANTS NOT TO SUE OR OTHERWISE CONSENT TO PARTICIPATE IN ANY ACTION AGAINST, any of the Releasees based upon any of the Claims released in paragraph 1 of this Agreement.
                                         -----------

     3. Executive waives and releases forever any right or rights he might have to employment, reemployment, or reinstatement with the Company or any of the other Releasees, except as may be provided under the terms of this Agreement.

     4. Upon the expiration of seven (7) days after Executive's execution of this Agreement, the Company agrees to begin to pay or provide Executive the severance payments and benefits under Section 8 of the Employment Agreement in
                                       ---------
accordance with the surviving terms of the Employment Agreement.

     5. The parties hereto recognize that, by entering into this Agreement, the Company and each other Releasee does not admit, and does specifically deny, any violation of any local, state, or federal law, common or statutory. The parties further recognize that this Agreement has been entered into in release and compromise of any Claims which might be asserted by Executive in connection with his employment by the Company, or the termination thereof, and to avoid the expense and burden of any litigation related thereto.

     6. The parties acknowledge and agree that in the event Executive materially breaches any provisions of this Agreement, (a) Executive will indemnify and hold the Company harmless from and against any and all resulting damages, expense, or loss incurred by the Company (including, without limitation, attorneys' fees and expenses), (b) Executive will immediately repay to the Company in full any payments made to him under the provisions (including, without limitation, paragraph  4) of this  Agreement,  and (c) the Company  will be entitled to file
------------
counterclaims against Executive for breach of the covenant not to sue and may recover from Executive any payment not repaid to the Company, as required by clause (b) of this paragraph 6, as well as any and all other resulting actual or
                   -----------
consequential damages.

     7. One or more waivers of a breach of any covenant, term, or provision of this Agreement by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term, or provision, nor shall it be considered a waiver of any other then existing or subsequent breach of a different covenant, term, or provision.

     8. If any provision or term of this Agreement is held to be illegal, invalid, or unenforceable, (a) such provision or term shall be fully severable,
(b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never constituted part of this Agreement, and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision or term there shall be added automatically as a part of this Agreement another provision or term as similar to the illegal, invalid, or unenforceable provision as may be possible and that is legal, valid, and enforceable.

     9. The parties agree that any dispute arising from or attributable to this Agreement shall be subject to the arbitration provisions (and to the same extent and with the same limitations) set forth in the Employment Agreement; provided,
                                                                      ---------
however,  notwithstanding  anything  set  forth  herein  or  set  forth  in  the
-------
Employment Agreement to the contrary, the Company shall have the right to sue for specific performance of this Agreement and for declaratory and injunctive relief.

     10. Either party may revoke this Agreement, within seven (7) days of the date of its execution by Executive (the "Revocation Period"), by written notice
                                        --------------------
to the other party. Executive agrees that if he revokes this Agreement, he shall receive none of the benefits provided for under its terms or the surviving terms of the Employment Agreement. Executive further understands and agrees that, unless the Company receives from Executive, prior to the expiration of the Revocation Period, written notice of his revocation of this Agreement, this Agreement and all of its terms shall have full force and effect, and Executive shall have forever waived his right to revoke this Agreement.

     11. This Agreement and the terms of the Employment Agreement that survive the cessation or termination of Executive's employment thereunder constitute the entire agreement of the parties, and supersede all prior and contemporaneous negotiations and agreements, oral or written, between the parties. All prior and contemporaneous negotiations and agreements are deemed incorporated and merged into this Agreement and are deemed to have been abandoned if not so incorporated. No representations, oral or written, are being relied upon by either party in executing this Agreement other than the express representations of this Agreement and the terms of the Employment Agreement that survive the cessation or termination of Executive's employment thereunder. This Agreement cannot be changed or terminated without the express written consent of the parties.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, except where preempted by federal law.

     13. By executing this Agreement, Executive acknowledges that (a) this Agreement has been reviewed with him by a representative of the Company, (b) he has had at least twenty-one (21) days to consider the terms of the Agreement and has considered its terms for that period of time or has knowingly and voluntarily waived his right to do so, (c) he has been advised by the Company in writing to consult with an attorney regarding the terms of the Agreement, (d) he has consulted with, or has had sufficient opportunity to consult with, an attorney of his or her own choosing regarding the terms of this Agreement, (e) any and all questions regarding the terms of this Agreement have been asked and answered to his or her complete satisfaction, (f) he has read this Agreement and fully understands its terms and their import, (g) except as provided by this Agreement, he has no contractual right or claim to the benefits described herein, (h) the consideration provided for herein is good and valuable, and (i) he is entering into this Agreement voluntarily, of his own free will, and without any coercion, undue influence, threat, or intimidation of any kind or type whatsoever.


                            (Signature Page Follows)

         EXECUTED in Nashville, Tennessee, this ___day of _________, 2002.



                                                     EXECUTIVE:

                                                   -----------------------------





         EXECUTED in Nashville, Tennessee, this ____day of _________, 2002.




                                             DOLLAR GENERAL CORPORATION


                                             By:
                                                   ---------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                   ---------------------------